Reinsurance premiums ceded	12 Months Ended
Dec. 31, 2020
Reinsurance premiums ceded [Abstract]
Reinsurance premiums ceded
10. Reinsurance premiums ceded (as adjusted - see Note 3)
From time to time, the Company purchases retrocessional coverage for one or more of the following reasons: to manage its overall exposure, to reduce its net liability on individual risks, to obtain additional underwriting capacity and to balance its underwriting portfolio. Additionally, retrocession can be used as a mechanism to share the risks and rewards of business written and therefore can be used as a tool to align the Company’s interests with those of its counterparties. Premiums ceded for the years ended December 31, 2020, 2019 and 2018 were $46.3 million, $11.4 million and $4.2 million, respectively. Loss and loss adjustment expenses recoverable from the retrocessionaire are recorded as assets. Retrocession contracts do not relieve the Company from its obligations to the insureds. Failure of retrocessionaires to honor their obligations could result in losses to the Company. As of December 31, 2020, the Company had loss and loss adjustment expenses recoverable of $14.4 million (December 31, 2019 - $5.5 million). The Company generally obtains retrocessional coverage from companies rated “A-” or better by AM Best Company, Inc. unless the retrocessionaire’s obligations are collateralized.